SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2015

BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

            (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Mr. Thomas L. Massie

On November 18, 2015, Bridgeline Digital, Inc. (the “Company”) announced that Mr. Thomas Massie founder, President and Chief Executive Officer of the Company, submitted a letter of resignation, effective December 1, 2015, to the Company’s board of directors (the “Board”).

In connection with his resignation, and pursuant to a Separation and Advisor Agreement (“Agreement”), the Company agreed to provide Mr. Massie severance pay equal to $31,250, less all required payroll taxes and withholdings, per month for a period of sixteen months following the effective date of resignation. He will also receive payment for twenty unused vacation days. The vesting of Mr. Massie’s outstanding stock options will accelerate and his stock options will remain exercisable until three months following the effective date of his resignation. Mr. Massie will be entitled to COBRA premiums paid by the Company for up to sixteen months following his separation. In exchange for the foregoing payments and benefits, Mr. Massie is required to not revoke the Agreement and abide by certain existing covenants with the Company including confidentiality, non-solicit, non-disparagement, non-solicitation and non-competition obligations for twelve months following the effective date of his resignation. Mr. Massie will remain an advisor to the Board, at the Board’s discretion, for a period of sixteen months. No further remuneration shall be paid to Mr. Massie for his advisory role.

Appointment of Interim Chief Executive Officers and Presidents

The Board has named current Chief Operating Officer, Roger “Ari” Kahn, and Chief Financial Officer, Michael Prinn, as Interim Chief Executive Officers and Presidents until a successor is identified by the Board. Each of Mr. Kahn and Mr. Prinn will continue in their respective roles while assuming the responsibilities of the Office of the Chief Executive Officer and President. No new compensatory or employment agreements were entered into in connection with these leadership changes which are effective December 1, 2015.

The description of the Separation and Advisor Agreement contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreement filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Separation and Advisor Agreement, dated November 13, 2015, between Bridgeline Digital, Inc. and Thomas Massie.

99.1	Press Release, dated November 18, 2015, by Bridgeline Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and
Chief Financial Officer

Date: November 18, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Separation and Advisor Agreement, dated November 13, 2015, between Bridgeline Digital, Inc. and Thomas Massie.

99.1	Press Release, dated November 18, 2015, by Bridgeline Digital, Inc.